AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

      WHEREAS,   the  Adviser  and   Sub-Adviser   entered  into  an  Investment
Sub-Advisory  Agreement  effective  as of the 18th  day of  February  2004,  and
Amended and Restated effective as of the 1st day of December, 2012 ("Agreement"), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain funds of JNL Variable Fund LLC.

      WHEREAS, the parties wish to amend the Agreement in order to reflect name changes for certain funds from the "Current Fund Name" to the "New Fund Name," as set forth below, effective April 29, 2013:

---------------------------------------------------------------------------------------------------------------
CURRENT FUND NAME                                             NEW FUND NAME
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow(SM) 10 Fund                 JNL/Mellon Capital Dow(SM) 10 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund                  JNL/Mellon Capital S&P(R) 10 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Global 15 Fund                  JNL/Mellon Capital Global 15 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management 25 Fund                         JNL/Mellon Capital 25 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Select Small-Cap Fund           JNL/Mellon Capital Select Small-Cap Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Nasdaq(R) 25 Fund               JNL/Mellon Capital Nasdaq(R) 25 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Value Line(R) 30 Fund           JNL/Mellon Capital Value Line(R) 30 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow(SM) Dividend Fund           JNL/Mellon Capital Dow(SM) Dividend Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P(R) 24 Fund                  JNL/Mellon Capital S&P(R) 24 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management VIP Fund                        JNL/Mellon Capital VIP Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management JNL 5 Fund                      JNL/Mellon Capital JNL 5 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management JNL Optimized 5 Fund            JNL/Mellon Capital JNL Optimized 5 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P(R) SMid 60 Fund             JNL/Mellon Capital S&P(R) SMid 60 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management NYSE(R) International 25 Fund   JNL/Mellon Capital NYSE(R) International 25 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Communications Sector Fund      JNL/Mellon Capital Communications Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Consumer Brands Sector Fund     JNL/Mellon Capital Consumer Brands Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund           JNL/Mellon Capital Oil & Gas Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Financial Sector Fund           JNL/Mellon Capital Financial Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Healthcare Sector Fund          JNL/Mellon Capital Healthcare Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Technology Sector Fund          JNL/Mellon Capital Technology Sector Fund
---------------------------------------------------------------------------------------------------------------

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

      1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 29, 2013, attached hereto.

      2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2013, attached hereto.

      IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of December 14, effective as of April 29, 2013.

JACKSON NATIONAL ASSET MANAGEMENT, LLC    MELLON CAPITAL MANAGEMENT CORPORATION

By: /s/ Mark D. Nerud                     By: /s/ Janet Lee
    ----------------------------------        --------------------------------
Name: Mark D. Nerud                       Name: Janet Lee
      --------------------------------          ------------------------------
Title:  President and CEO                 Title: Director
       -------------------------------           -----------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE A
                                 APRIL 29, 2013

            ---------------------------------------------------------
                                      FUNDS
            ---------------------------------------------------------
                       JNL/Mellon Capital Dow(SM) 10 Fund
            ---------------------------------------------------------
                        JNL/Mellon Capital S&P(R) 10 Fund
            ---------------------------------------------------------
                        JNL/Mellon Capital Global 15 Fund
            ---------------------------------------------------------
                           JNL/Mellon Capital 25 Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Select Small-Cap Fund
            ---------------------------------------------------------
                      JNL/Mellon Capital Nasdaq(R) 25 Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Value Line(R) 30 Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Dow(SM) Dividend Fund
            ---------------------------------------------------------
                        JNL/Mellon Capital S&P(R) 24 Fund
            ---------------------------------------------------------
                           JNL/Mellon Capital VIP Fund
            ---------------------------------------------------------
                          JNL/Mellon Capital JNL 5 Fund
            ---------------------------------------------------------
                     JNL/Mellon Capital JNL Optimized 5 Fund
            ---------------------------------------------------------
                     JNL/Mellon Capital S&P(R) SMid 60 Fund
            ---------------------------------------------------------
                JNL/Mellon Capital NYSE(R) International 25 Fund
            ---------------------------------------------------------
                  JNL/Mellon Capital Communications Sector Fund
            ---------------------------------------------------------
                 JNL/Mellon Capital Consumer Brands Sector Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Financial Sector Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Healthcare Sector Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Oil & Gas Sector Fund
            ---------------------------------------------------------
                    JNL/Mellon Capital Technology Sector Fund
            ---------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE B
                                 APRIL 29, 2013
                                 (COMPENSATION)

--------------------------------------------------------------------------------
                       JNL/MELLON CAPITAL DOW(SM) 10 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        JNL/MELLON CAPITAL S&P(R) 10 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        JNL/MELLON CAPITAL GLOBAL 15 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           JNL/MELLON CAPITAL 25 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL SELECT SMALL CAP FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      JNL/MELLON CAPITAL NASDAQ(R) 25 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL VALUE LINE(R) 30 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL DOW(SM) DIVIDEND FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        JNL/MELLON CAPITAL S&P(R) 24 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           JNL/MELLON CAPITAL VIP FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL JNL 5 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     JNL/MELLON CAPITAL S&P(R) SMID 60 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                JNL/MELLON CAPITAL NYSE(R) INTERNATIONAL 25 FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL OIL & GAS SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Amounts over $750 Million                                             0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------